UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2007

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 28, 2007, Marcelo Fischer resigned as Chief Financial Officer and Treasurer of IDT Corporation (the “Registrant”). Mr. Fischer’s resignation was accepted by the Board of Directors on March 29, 2007. Mr. Fischer will assume the role of Senior Vice President—Finance and will focus on accounting and internal reporting matters, assisting the Registrant in its ongoing commitment to financial discipline and to performing an ongoing analysis of its operations towards that end.

(c) On March 29, 2007, in connection with an anticipated restructuring, the Registrant’s Board of Directors elected Stephen R. Brown, 50, to succeed Mr. Fischer as Chief Financial Officer and Treasurer, effective immediately. Mr. Brown joined the Registrant as its Chief Financial Officer in May 1995, a position he held until May 2006, and served as a director of the Registrant from February 2000 through December 2006. From June 2002 through May 2006, Mr. Brown also served as the Treasurer of the Registrant. He served as Co-Chairman of the Board of IDT Entertainment from November 2003, and as President and Treasurer of that division from December 2002, until its sale in August 2006. Mr. Brown was a director of Net2Phone, Inc. from October 2001 to October 2004 and the Chief Financial Officer of IDT Spectrum from June 2005 to November 2005. From 1985 to May 1995, Mr. Brown operated his own public accounting practice. Mr. Brown received a B.A. in Economics from Yeshiva University and a B.B.A. in Business and Accounting from Baruch College.

There are no arrangements or understandings between Mr. Brown and any other person pursuant to which Mr. Brown was appointed Chief Financial Officer and Treasurer nor is there a family relationship between any director or executive officer and Mr. Brown. Mr. Brown has not entered into any related party transactions with the Registrant that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the March 29, 2007 press release relating to the above events is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press Release of the Registrant, dated March 29, 2007.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ James A. Courter
Name:	James A. Courter
Title:	Chief Executive Officer

Dated: April 2, 2007

3

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release of the Registrant, dated March 29, 2007.

4